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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 11, 2005

                              BRE Properties, Inc.
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             (Exact name of registrant as specified in its charter)

             Maryland                  1-14306             94-1722214
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   (State or other jurisdiction      (Commission        (I.R.S. Employer
         of incorporation)           File Number)      Identification No.)

    44 Montgomery Street, 36th Floor, San Francisco, CA           94104-4809
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         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (415) 445-6530

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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        Item 5.02(d) Departure of Directors or Principal Officers; Election of
        Directors; Appointment of Principal Officers.

        On March 11, 2005, Matt Medeiros was appointed to the Board of Directors of BRE Properties, Inc. Mr. Medeiros will also serve on the Company's Audit Committee. Mr. Medeiros is currently President, Chief Executive Officer and Director of SonicWALL, Inc., a global Internet security company. He was previously Chief Executive Officer of Philips Components, a division of Royal Philips Electronics, a consumer electronics company.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      BRE Properties, Inc.
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                                                      (Registrant)


Date: March 14, 2005                                  /s/ Edward F. Lange, Jr.
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                                                      Name: Edward F. Lange, Jr.